UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
January 05, 2004

Commission File Number 000-23087

Startec Global Communications Corporation

(Exact name of Registrant as specified in its charter)

Delaware	52-2099559
(State or other jurisdiction of Incorporation or organization)	(I.R.S. Employer Identification No.)

1151 Seven Locks Road Potomac, MD	20854
(Address of Principal Executive Offices)	(Zip Code)

(301) 610-4300

(Registrant’s telephone number, including area code)

Item 5.  Other Events.

Startec Global Communications Corporation, Startec Global Operating Company and Startec Global Licensing  Company,  debtors-in-possession, in Chapter 11 Case Nos. 01-25013 DK, 01-25009 DK and 01-25010 DK, respectively, filed monthly operating reports for the month ended December 31, 2002 thru November 30,2003 with the United States Bankruptcy Court for the District of Maryland Office of the United States Trustee, copies of which are filed herewith as exhibits 99.1 thru 99.36 respectively. The Company is filing this Current Report on Form 8-K, together with the aforementioned exhibits with the Securities and Exchange Commission.

Item 7. Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are filed with this report:

Exhibit  99.1 - Monthly  Operating Report of Startec Global  Communications Corporation for the month ending December 31, 2002.

Exhibit  99.2 - Monthly  Operating  Report of Startec Global Operating Company for the month ending December 31, 2002.

Exhibit  99.3 - Monthly  Operating  Report of Startec Global Licensing Company for the month ending December 31, 2002.

Exhibit  99.4 - Monthly  Operating Report of Startec Global  Communications Corporation  for the month ending January 31, 2003.

Exhibit  99.5 - Monthly  Operating  Report of Startec Global Operating Company for the month ending January 31, 2003.

Exhibit  99.6 - Monthly  Operating  Report of Startec Global Licensing Company for the month ending January 31, 2003.

Exhibit  99.7 - Monthly  Operating Report of Startec Global  Communications Corporation for the month ending February 28, 2003.

Exhibit  99.8 - Monthly  Operating  Report of Startec Global Operating Company for the month ending February 28, 2003.

Exhibit  99.9 - Monthly  Operating  Report of Startec Global Licensing Company for the month ending February 28, 2003.

Exhibit  99.10 - Monthly  Operating Report of Startec Global  Communications Corporation for the month ending March 31, 2003.

Exhibit  99.11 - Monthly  Operating  Report of Startec Global Operating Company for the month ending March 31, 2003.

Exhibit  99.12 - Monthly  Operating  Report of Startec Global Licensing Company for the month ending March 31, 2003.

Exhibit  99.13 - Monthly  Operating Report of Startec Global  Communications Corporation for the month ending April 30, 2003.

Exhibit  99.14 - Monthly  Operating  Report of Startec Global Operating Company for the month ending April 30, 2003.

Exhibit  99.15 - Monthly  Operating  Report of Startec Global Licensing Company for the month ending April 30, 2003.

Exhibit  99.16 - Monthly  Operating Report of Startec Global  Communications Corporation  for the month ending May 31, 2003.

Exhibit  99.17 - Monthly  Operating  Report of Startec Global Operating Company for the month ending May 31, 2003.

Exhibit  99.18 - Monthly  Operating  Report of Startec Global Licensing Company for the month ending May 31, 2003.

Exhibit  99.19 - Monthly  Operating Report of Startec Global  Communications Corporation  for the month ending June 30, 2003.

Exhibit  99.20 - Monthly  Operating  Report of Startec Global Operating Company for the month ending June 30, 2003.

Exhibit  99.21 - Monthly  Operating  Report of Startec Global Licensing Company for the month ending June 30, 2003.

Exhibit  99.22 - Monthly  Operating Report of Startec Global  Communications Corporation for the month ending July 31, 2003.

Exhibit  99.23 - Monthly  Operating  Report of Startec Global Operating Company for the month ending July 31, 2003.

Exhibit  99.24 - Monthly  Operating  Report of Startec Global Licensing Company for the month ending July 31, 2003.

Exhibit  99.25 - Monthly  Operating Report of Startec Global  Communications Corporation for the month ending August 31, 2003.

Exhibit  99.26-  Monthly  Operating  Report of Startec Global Operating Company for the month ending August 31, 2003.

Exhibit  99.27 - Monthly  Operating  Report of Startec Global Licensing Company for the month ending August 31, 2003.

Exhibit  99.28 - Monthly  Operating Report of Startec Global  Communications Corporation for the month ending September 30, 2003.

Exhibit  99.29 - Monthly  Operating  Report of Startec Global Operating Company for the month ending September 30, 2003.

Exhibit  99.30 - Monthly  Operating  Report of Startec Global Licensing Company for the month ending September 30, 2003.

Exhibit  99.31 - Monthly  Operating Report of Startec Global  Communications Corporation  for the month ending September 30, 2003.

Exhibit  99.32 - Monthly  Operating  Report of Startec Global Operating Company for the month ending October 31, 2003.

Exhibit  99.33 - Monthly  Operating  Report of Startec Global Licensing Company for the month ending October 31, 2003.

Exhibit  99.34 - Monthly  Operating Report of Startec Global  Communications Corporation  for the month ending November 30, 2003.

Exhibit  99.35 - Monthly  Operating  Report of Startec Global Operating Company for the month ending November 30, 2003.

Exhibit  99.36 - Monthly  Operating  Report of Startec Global Licensing Company for the month ending November 30, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly  caused  this  report to the  signed on its  behalf by the  undersigned hereunto duly authorized.

For Startec Global Communications Corporation and as its Chief Financial Officer:

	By:	/s/ Prabhav V. Maniyar

Date: January 20, 2004